SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2006

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Reconciliation of Non-GAAP Financial Information

Item 2.02 Results of Operations and Financial Condition
As previously announced during Sierra Pacific Resources’ Second Quarter 2006 earnings conference call conducted on July 28, 2006, Sierra Pacific Resources made available, on its website at www.sierrapacificresources.com, certain supplemental financial information, including year-to-date and twelve month financial information as of June 30, 2006. A reconciliation of the non-GAAP financial information contained within the posting to the most directly comparable financial measures calculated and presented in accordance with GAAP is attached hereto as Exhibit 99.1. Disclosures regarding definitions of these financial measures used by Sierra Pacific and why Sierra Pacific’s management believes these financial measures provide useful information to investors are also included in Exhibit 99.1.
The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits — The following exhibit is furnished with this Form 8-K:
     EX-99.1 — Reconciliation of Non-GAAP Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
	By:	/s/ John E. Brown
John E. Brown
Date: August 4, 2006		Controller

Nevada Power Company (Registrant)
	By:	/s/ John E. Brown
John E. Brown
Date: August 4, 2006		Controller

Sierra Pacific Power Company (Registrant)
	By:	/s/ John E. Brown
John E. Brown
Date: August 4, 2006		Controller